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                                                                EXHIBIT 10.2

                        SIXTH AMENDMENT TO
                ESCONDIDO NATIONAL BANK PLAZA LEASE

        This Sixth Amendment to Escondido National Bank Plaza Lease (this "Sixth Amendment") is dated for reference purposes only as of September 30, 1995 by and between Grand Avenue Financial Center Partnership, a California general partnership ("Landlord") and First Pacific National Bank, a national banking association formerly known as "Escondido National Bank" ("Tenant") with respect to the following facts.

                             RECITALS
        A. Pursuant to the Escondido National Bank Plaza Lease dated January 4, 1984 ("Original Lease"), as amended by the First Amendment to Escondido National Bank Plaza Lease dated March 1, 1987 ("First Amendment"), the Second Amendment to Escondido National Bank Plaza Lease dated July 13, 1987 ("Second Amendment"), the Third Amendment to Escondido National Bank Plaza Lease dated October 1, 1989 ("Third Amendment"), the Fourth Amendment to Escondido National Bank Plaza Lease dated August 16, 1993 ("Fourth Amendment") and the Fifth Amendment to Escondido National Bank Plaza Lease dated June 1, 1994, Landlord leased to Tenant the offices and other spaces described therein (the "Premises").

        B. The Original Lease, as amended by the First, Second, Third, Fourth and Fifth Amendments, is hereinafter referred to as the "Lease". All capitalized terms not defined in this Sixth Amendment shall have the meanings defined in the Lease.

        C. Landlord and Tenant now desire to further amend the Lease to reflect the exercise of certain options contained in the First Amendment and related matters, upon the terms and conditions set forth in this Sixth Amendment.

        NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties agree as follows:

        1. Options Exercised. Section III (Term) of the Lease is hereby amended to reflect the following:

                1.1 Central Operations. Pursuant to Paragraph 3.03(a) of the Lease, Tenant has duly exercised its first option to extend the Lease to June 30, 2000 with respect to the Central Operations Premises (formerly known as the "Escrow Premises").

                1.2 Staff Room. Pursuant to Paragraph 3.05(a) of the Lease, Tenant has duly exercised its first option to extend the Lease to June 30, 2000 with respect to the Staff Room Premises.

        2. Redetermined Rent. The monthly rent for Central Operations Premises and the Staff Room Premises during the period commencing October 1, 1995 through June 30, 1997

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shall be $1,293.60 and $1,122.00, respectively. Tenant's Proportionate Share of operating expenses shall remain the same as set forth in the Fifth Amendment.

        3. Additional Tenant Improvement Allowance. Paragraph 4.02 of the Lease is amended to add the following:

                "In consideration of Tenant's exercise of its options with respect to the Central Operations Premises and the Staff Room Premises, Landlord will reimburse Tenant for its reasonable costs for adding new or refurbishing existing Tenant Improvements in the Premises, in an amount not to exceed $10,980.00, as and when constructed by or for Tenant in compliance with this Lease."

        Except as set forth in this Sixth Amendment, all of the provisions of the Lease shall remain unchanged and in full force and effect.

LANDLORD:                       GRAND AVENUE FINANCIAL CENTER
                                PARTNERSHIP, a California general partnership



                                By:  /s/ MARK N. BAKER
                                    -----------------------------------
                                    Mark N. Baker

TENANT:                         FIRST PACIFIC NATIONAL BANK, a national
                                banking association



                                By: /s/ HARVEY L. WILLIAMSON
                                    -----------------------------------
                                    Harvey L. Williamson,
                                    President








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